JPMorgan Funds - JPMorgan Trust I
Rule 10f-3 Transactions
For the period from March 1, 2011 to August 31, 2011

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 3/1/2011
Issuer Key Energy Services Inc. (KEG 6.75% March 1, 2021)
Cusip 492914AS
Bonds 955,000
Offering Price $100.000
Spread 1.89%
Cost $955,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 4.87%
Syndicate Members Credit Suisse, JPMorgan, Bank America Merrill Lynch, Morgan
Stanley, Capital One Southcaost, Comerica Securities, Deutsche Bank, Scotia
Capital
Fund JPMorgan Managed Income Fund
Trade Date 3/2/2011
Issuer World Omni Auto Receivables Trust 2011-A A2 (WOART 2011-A A2
0.64% November 15, 2013)
Cusip 98158KAB
Bonds 1,000,000
Offering Price $99.992
Spread 0.20%
Cost $999,919
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 13.13%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Barclays Capital,
Deutsche Bank
Fund JPMorgan Tax Aware High Income Fund
Trade Date 3/3/2011
Issuer Pennsylvania Housing (5.000%, April 1, 2028)
Cusip 708796YR
Bonds 400,000
Offering Price $106.088
Spread 0.63%
Cost $424,352
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.50%
Syndicate Members BofA Merrill, RBC, Baum, Janney, JPMorgan, loop, Morgan
Stanley, PNC, Wells Fargo
Fund JPMorgan Tax-Aware Income Opportunities Fund
Trade Date 3/3/2011
Issuer Pennsylvania Housing (5.000%, April 1, 2028)
Cusip 708796YR
Bonds 400,000
Offering Price $106.088
Spread 0.63%
Cost $424,352
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.50%
Syndicate Members BofA Merrill, RBC, Baum, Janney, JPMorgan, loop, Morgan
Stanley, PNC, Wells Fargo
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 3/3/2011
Issuer Valeant Pharmaceuticals (VRXCN 6.50% July 15, 2016 144A)
Cusip 91911XAR
Bonds 2,245,000
Offering Price $100.000
Spread 0.47%
Cost $2,245,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.08%
Syndicate Members Goldman Sachs & Co, JPMorgan, Scotia Capital
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 3/3/2011
Issuer Valeant Pharmaceuticals (VRXCN 6.50% July 15, 2016 144A)
Cusip 91911XAR
Bonds 2,000,000
Offering Price $100.000
Spread 0.47%
Cost $2,000,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.08%
Syndicate Members Goldman Sachs & Co, JPMorgan, Scotia Capital
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 3/3/2011
Issuer Valeant Pharmaceuticals (VRXCN 7.25% July 15, 2022 144A)
Cusip 91911XAS
Bonds 2,245,000
Offering Price $98.125
Spread 0.47%
Cost $2,202,906
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.93%
Syndicate Members Goldman Sachs & Co, JPMorgan, Scotia Capital
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 3/4/2011
Issuer Huntington Ingalls Industries, Inc. (HII 6.875% March 15, 2018
144A)
Cusip 446413AA
Bonds 400,000
Offering Price $100.000
Spread 2.00%
Cost $400,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.16%
Syndicate Members Credit Suisse, JPMorgan, RBS Securities, Wells Fargo, BNP
Paribas, Mitsubishi UFJ Securities, Morgan Stanley, Sun Trust Robinson
Humphrey, Bank of America Merrill Lynch, Scotia Capital, SMBC Nikko Capital
Markets, TD Securities, US Bancorp Investments
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 3/4/2011
Issuer Huntington Ingalls Industries, Inc. (HII 7.125% March 15, 2021
144A)
Cusip 446413AC
Bonds 400,000
Offering Price $100.000
Spread 2.00%
Cost $400,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.16%
Syndicate Members Credit Suisse, JPMorgan, RBS Securities, Wells Fargo, BNP
Paribas, Mitsubishi UFJ Securities, Morgan Stanley, Sun Trust Robinson
Humphrey, Bank of America Merrill Lynch, Scotia Capital, SMBC Nikko Capital
Markets, TD Securities, US Bancorp Investments
Fund JPMorgan Inflation Managed Bond Fund
Trade Date 3/7/2011
Issuer DIRECTV Holdings LLC and DIRECTV Financing Co. (DTV 5.00% March
1, 2021)
Cusip 25459HBA
Bonds 287,000
Offering Price $99.559
Spread 0.45%
Cost $285,734
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.77%
Syndicate Members Barclays Capital, Credit Suisse, Morgan Stanley, UBS
Securities, BBVA Securities, Citigroup Global Markets, Credit Agricole,
Deutsche Bank, Goldman Sachs, HSBC Securities, JPMorgan, Merrill Lynch Pierce
fenner & Smith, Mitsubishi UFJ Securities, Mizuho Securities, Santander
Investment Securities, US Bancorp
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 3/7/2011
Issuer Hertz Corporation (HTZ 6.75% April 15, 2019 144A)
Cusip 428040CH
Bonds 290,000
Offering Price $100.375
Spread 1.72%
Cost $291,088
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.29%
Syndicate Members Bank America Merrill Lynch, Barclsys Capital, Citigroup
Global Markets, Credit Agricole, Deutsche Bank, JPMorgan, Wells Fargo, BMO
Capital, BNP Paribas, Credit Suisse, Goldman Sachs & Co.
Fund JPMorgan Managed Income Fund
Trade Date 3/9/2011
Issuer CarMax Auto Owner Trust 2011-1 A2 (CARMX 2011-1 A2 0.72% November
15, 2013)
Cusip 14313HAB
Bonds 1,300,000
Offering Price $99.999
Spread 0.22%
Cost $1,299,988
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.59%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Barclays Capital, RBC
Capital Markets
Fund JPMorgan Credit Opportunities Fund
Trade Date 3/14/2011
Issuer Griffon Corporation (GFF 7.125% April 1, 2018 144A)
Cusip 398433AE
Bonds 10,000
Offering Price $100.000
Spread 1.50%
Cost $10,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.87%
Syndicate Members Deutsche Bank Securities, Goldman Sachs & Co, HSBC
Securities, JPMorgan, Wells Fargo
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 3/14/2011
Issuer Griffon Corporation (GFF 7.125% April 1, 2018 144A)
Cusip 398433AE
Bonds 1,280,000
Offering Price $100.000
Spread 1.50%
Cost $1,280,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.87%
Syndicate Members Deutsche Bank Securities, Goldman Sachs & Co, HSBC
Securities, JPMorgan, Wells Fargo
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 3/16/2011
Issuer State of Connecticut ( 5.000%, January 1, 2023)
Cusip 207737JK
Bonds 1,000,000
Offering Price $113.022
Spread 0.50%
Cost $1,130,220
Dealer Executing Trade Samuel A. Ramirez & Co Inc
% of Offering  purchased by firm 0.87%
Syndicate Members Ramirez, Goldman Sachs,BofA, Belle Haven, Morgan Keegan,
Rice Financial, Wells Fargo, Citi, Morgan Stanley, Roosevelt Cross, Jackson,
Beal, JPMorgan, RBC, Siebert, William Blair
Fund JPMorgan Tax-Aware Income Opportunities Fund
Trade Date 3/16/2011
Issuer State of Connecticut ( 5.000%, January 1, 2023)
Cusip 207737JK
Bonds 300,000
Offering Price $113.022
Spread 0.50%
Cost $339,066
Dealer Executing Trade Samuel A. Ramirez & Co Inc
% of Offering  purchased by firm 0.87%
Syndicate Members Ramirez, Goldman Sachs,BofA, Belle Haven, Morgan Keegan,
Rice Financial, Wells Fargo, Citi, Morgan Stanley, Roosevelt Cross, Jackson,
Beal, JPMorgan, RBC, Siebert, William Blair
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 3/17/2011
Issuer EV Energy Partners, L.P. and EV Energy Finance Corporation (EVEP
8.00% April 15, 2019 144A)
Cusip 26926XAA
Bonds 2,075,000
Offering Price $100.000
Spread 2.50%
Cost $2,075,000
Dealer Executing Trade RBC Capital Markets
% of Offering  purchased by firm 3.64%
Syndicate Members BNP Paribas, JPMorgan, RBC Capital Markets, Wells Fargo,
Citigroup Global Markets, Credit Suisse, BBVA Securities, Comerice
Securities, Credit Agricole, ING Financial Markets, Mitsubishi UFJ
Securities, Scotia Capital, US Bancorp
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 3/22/2011
Issuer Limited Brands Inc. (LTD 6.625% April 1, 2021)
Cusip 532716AT
Bonds 1,300,000
Offering Price $100.000
Spread 1.75%
Cost $1,300,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.35%
Syndicate Members Citigroup Global Markets, JPMorgan, Bank America Merrill
Lynch, HSBC Securities, Wells Fargo, KeyBanc Capital Markets, Mitsubishi UFJ
Financial, Mizuho Securities, PNC Capital Markets, RBS Securities, Santander
Invesment Securities, Williams Capital Group
Fund JPMorgan Multi-Sector Income Fund
Trade Date 3/22/2011
Issuer Nationwide Financial Services, Inc. (NATMUT 5.375% March 25, 2021
144A)
Cusip 638612AK
Bonds 560,000
Offering Price $99.420
Spread 0.45%
Cost $556,752
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.57%
Syndicate Members JPMorgan, Morgan Stanley, Wells Fargo
Fund JPMorgan Managed Income Fund
Trade Date 3/22/2011
Issuer Sanofi-Aventis (SANFP FRN March 28, 2013)
Cusip 80105NAE
Bonds 3,200,000
Offering Price $100.000
Spread 0.18%
Cost $3,200,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.33%
Syndicate Members Banco Santander SA, Bank America Merrill Lynch, BNP
Paribas, Calyon Securities, Deutsche Bank, HSBC Securities, JPMorgan, RBS
Securities, Societe Generale
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 3/23/2011
Issuer CIT Group Inc. (CIT 6.625% April 1, 2018 144A)
Cusip 125577BC
Bonds 1,300,000
Offering Price $100.000
Spread 1.50%
Cost $1,300,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.15%
Syndicate Members Barclays Capital, Citigroup Global Markets, Deutsche Bank,
JPMorgan, Merrill Lynch Pierce Fenner & Smith, Credit Agricole, Goldman
Sachs, Morgan Stanley, RBC Capital, UBS Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 3/23/2011
Issuer Kabel BW Erste Beteiligu (KABLBW 7.50% March 15, 2019 144A)
Cusip 48283GAA
Bonds 565,000
Offering Price $100.000
Spread 2.50%
Cost $565,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.58%
Syndicate Members Credit Suisse, Deutsche Bank, JPMorgan
Fund JPMorgan Credit Opportunities Fund
Trade Date 3/24/2011
Issuer Plains Exploration & Production Company (PXP 6.625% May 1, 2021)
Cusip 726505AK
Bonds 15,000
Offering Price $100.000
Spread 1.50%
Cost $15,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.81%
Syndicate Members Barclays Capital, BMO Capital Markets, BNP Paribas,
JPMorgan, Scotia Capital, Wells Fargo, Bank America Merrill Lynch, Citigroup
Global Markets, ING Bank NV, Lloyds Bank PLC, Morgan Stanley, RBC Capital
Markets, RBS Securities, TD Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 3/29/2011
Issuer CEMEX SAB DE CV (CEMEX FRN September 30, 2015 144A)
Cusip 151290BD
Bonds 2,750,000
Offering Price $99.001
Spread 0.66%
Cost $2,722,528
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.50%
Syndicate Members Bank America Merrill Lynch, JPMorgan, RBS Securities, Banco
Bilbao Vizcaya Argentaria, BNP Paribas, Caja de Ahorro y Monye de Piedad,
Santander Investment Securities
Fund JPMorgan Multi-Sector Income Fund
Trade Date 3/29/2011
Issuer Time Warner Inc. (TWX 4.75% March 29, 2021)
Cusip 887317AK
Bonds 640,000
Offering Price $98.943
Spread 0.45%
Cost $633,235
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 0.85%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, BNP Paribas,
Citigroup Global Markets, Credit Suisse, Deutsche bank, JPMorgan, Morgan
Stanley, RBS Securities, Wells Fargo, Bank of Tokyo-Mitusbishi UFJ Ltd, Bank
of Nova Scotia, BNY Mellon, Credit Agricole, Goldman Sachs, Mizuho
Securities, Muriel Siebert & Co, Santander Investment Securities, SMBC
Securities, Svenska Handelsbanken, USB, Williams Capital
Fund JPMorgan Managed Income Fund
Trade Date 3/30/2011
Issuer Volkswagen Auto Loan Enhanced Trust 2011-1 A2 (VALET 2011-1 A2
0.67% December 20, 2013)
Cusip 92867DAB
Bonds 2,800,000
Offering Price $99.999
Spread 0.19%
Cost $2,799,969
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 8.16%
Syndicate Members Citgroup Global Markets, JPMorgan, Bank America Merrill
Lynch, Barclays Capital
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 3/31/2011
Issuer Ameristar Casinos Inc. (ASCA 7.50% April 15, 2021 144A)
Cusip 03070QAM
Bonds 4,125,000
Offering Price $99.125
Spread 1.31%
Cost $4,088,906
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 6.24%
Syndicate Members Credit Agricole, Deutsche Bank, JPMorgan, Bank America
Merrill Lynch, Wells Fargo, Commerz Markets, US Bancorp
Fund JPMorgan Credit Opportunities Fund
Trade Date 4/4/2011
Issuer Pernod-Ricard SA (RIFP 5.75% April 7, 2021 144A)
Cusip 714264AA
Bonds 150,000
Offering Price $99.065
Spread 0.60%
Cost $148,598
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.25%
Syndicate Members Bank America Merrill Lynch, BNP Paribas, CM-CIC Securities,
Goldman Sachs & Co, JPMorgan
Fund JPMorgan Multi-Sector Income Fund
Trade Date 4/4/2011
Issuer Pernod-Ricard SA (RIFP 5.75% April 7, 2021 144A)
Cusip 714264AA
Bonds 735,000
Offering Price $99.065
Spread 0.60%
Cost $728,128
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.25%
Syndicate Members Bank America Merrill Lynch, BNP Paribas, CM-CIC Securities,
Goldman Sachs & Co, JPMorgan
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 4/4/2011
Issuer Pernod-Ricard SA (RIFP 5.75% April 7, 2021 144A)
Cusip 714264AA
Bonds 545,000
Offering Price $99.065
Spread 0.60%
Cost $539,904
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.25%
Syndicate Members Bank America Merrill Lynch, BNP Paribas, CM-CIC Securities,
Goldman Sachs & Co, JPMorgan
Fund JPMorgan Credit Opportunities Fund
Trade Date 4/4/2011
Issuer Stewart Enterprises (STEI 6.50% April 15, 2019 144A)
Cusip 860370AL
Bonds 20,000
Offering Price $100.000
Spread 1.75%
Cost $20,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 6.70%
Syndicate Members JPMorgan, Bank America Merrill Lynch, SunTrust Robinson
Humphrey, BBVA Securities, Morgan Keegan
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 4/4/2011
Issuer Stewart Enterprises (STEI 6.50% April 15, 2019 144A)
Cusip 860370AL
Bonds 1,355,000
Offering Price $100.000
Spread 1.75%
Cost $1,355,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 6.70%
Syndicate Members JPMorgan, Bank America Merrill Lynch, SunTrust Robinson
Humphrey, BBVA Securities, Morgan Keegan
Fund JPMorgan Multi-Sector Income Fund
Trade Date 4/5/2011
Issuer RCI Banque SA (RENAUL 4.60% April 12, 2016 144A)
Cusip 749343AB
Bonds 945,000
Offering Price $99.943
Spread 0.35%
Cost $944,461
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.42%
Syndicate Members Citigroup Global Markets, HSBC Securities, JPMorgan
Fund JPMorgan Managed Income Fund
Trade Date 4/6/2011
Issuer Americredit  Auto Receivables Trust 2011-2 A2 (AMCAR 2011-2 A2
0.90% September 8, 2014)
Cusip 03064NAC0
Bonds 530,000
Offering Price $99.993
Spread 0.25%
Cost $529,964
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.23%
Syndicate Members Deutsche Bank, JPMorgan, Barclays Capital, Credit Suisse
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 4/6/2011
Issuer Navios SA Logistics Inc. and Navios Logistics Finance (US) Inc.
(NAVSAL 9.25% April 15, 2019 144A)
Cusip 63938NAA
Bonds 1,000,000
Offering Price $100.000
Spread 2.00%
Cost $1,000,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.69%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Citigroup Global
Markets, Credit Suisse, S Goldman Capital
Fund JPMorgan Credit Opportunities Fund
Trade Date 4/11/2011
Issuer Vail Resorts Inc. (MTN 6.50% May 1, 2019 144A)
Cusip 91879QAJ
Bonds 60,000
Offering Price $100.000
Spread 1.75%
Cost $60,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.99%
Syndicate Members Bank America Merrill Lynch, Deutsche Bank, JPMorgan, BBVA
Securities, Comerica Securities, US Bancorp, Wells Fargo
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 4/11/2011
Issuer Vail Resorts Inc. (MTN 6.50% May 1, 2019 144A)
Cusip 91879QAJ
Bonds 2,700,000
Offering Price $100.000
Spread 1.75%
Cost $2,700,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.99%
Syndicate Members Bank America Merrill Lynch, Deutsche Bank, JPMorgan, BBVA
Securities, Comerica Securities, US Bancorp, Wells Fargo
Fund JPMorgan Managed Income Fund
Trade Date 4/26/2011
Issuer Bank of Montreal (BMO FRN April 29, 2014)
Cusip 06366QGN
Bonds 935,000
Offering Price $100.000
Spread 0.15%
Cost $935,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.93%
Syndicate Members Barclays Capital, BMO Capital Markets, Goldman Sachs,
JPMorgan, Citigroup Global Markets, HSBC Securities, Lloyds TSB Bank, Morgan
Stanley, RBS Securities, UBS Securities, Wells Fargo
Fund JPMorgan Credit Opportunities Fund
Trade Date 4/28/2011
Issuer Brightstar Corp. (BSTA 9.50% December 1, 2016 144A)
Cusip 109478AA
Bonds 50,000
Offering Price $105.750
Spread 2.00%
Cost $52,875
Dealer Executing Trade Jefferies and Company Inc.
% of Offering  purchased by firm 8.65%
Syndicate Members Barclays Capital, Credit Suisse, Goldman Sachs, Jeffries &
Co, JPMorgan, ANZ Securities, BB&T Capital Markets, Fifth Third Securities,
HSBC Securities, PNC Capital Markets, Standard Bank, US Bancorp Investments
Fund JPMorgan Credit Opportunities Fund
Trade Date 4/28/2011
Issuer RadioShack Corporation (RSH 6.75% May 15, 2019 144A)
Cusip 750438AD
Bonds 75,000
Offering Price $99.234
Spread 1.75%
Cost $74,426
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.81%
Syndicate Members Bank America Merrill Lynch, Goldman Sachs & Co, JPMorgan,
Wells Fargo
Fund JPMorgan Credit Opportunities Fund
Trade Date 5/3/2011
Issuer CCO Holdings, LLC and CCO Holdings Capital Corp. (CHTR 6.50%
April 30, 2021)
Cusip 1248EPAU
Bonds 65,000
Offering Price $100.000
Spread 1.30%
Cost $65,000
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 3.67%
Syndicate Members UBS Securities, Citigroup Global Markets, Credit Suisse,
Deutsche Bank Securities, Merrill Lynch Pierce Fenner & Smith, Credit
Agricole Securities, Goldman Sachs & Co, JPMorgan, Morgan Joseph TriArtisan
Group, Morgan Stanley & Co, RBC Capital, US Bancorp
Fund JPMorgan Emerging Markets Debt
Trade Date 5/4/2011
Issuer Marfrig Holding Europe B(MARFRI 8.375% May 9, 2018 144A)
Cusip 56656UAA
Bonds 1,200,000
Offering Price $98.835
Spread 1.25%
Cost $1,186,020
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 0.16%
Syndicate Members Banco Itau, BB Securities, Bradesco BBI, Deutsche Bank,
JPMorgan
Fund JPMorgan Credit Opportunities Fund
Trade Date 5/4/2011
Issuer State of Oregon (5.500%, August 1, 2011)
Cusip 68608K4L
Bonds 1,000,000
Offering Price $107.514
Spread 0.50%
Cost $1,075,140
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.62%
Syndicate Members JPMorgan,Goldman, RBC,  Morgan Stanley,Fidelity, BofA
Merrill, Citi
Fund JPMorgan Tax Aware High Income Fund
Trade Date 5/4/2011
Issuer State of Oregon (5.500%, August 1, 2011)
Cusip 68608K4L
Bonds 105,000
Offering Price $107.514
Spread 0.50%
Cost $112,890
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.62%
Syndicate Members JPMorgan,Goldman, RBC,  Morgan Stanley,Fidelity, BofA
Merrill, Citi
Fund JPMorgan Credit Opportunities Fund
Trade Date 5/6/2011
Issuer Kansas City Southern de Mexico, S.A. de C.V. (KSU 6.125% June 15,
2021 144A)
Cusip 485161AL
Bonds 10,000
Offering Price $100.000
Spread 2.00%
Cost $10,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.71%
Syndicate Members Bank America Merrill Lynch, JPMoragn, JPMorgan, Scotia
Capital, BBVA Securities, Morgan Stanley
Fund JPMorgan Inflation Managed Bond Fund
Trade Date 5/9/2011
Issuer CVS Caremark Corporation (CVS 4.125% May 15, 2021)
Cusip 126650BW
Bonds 1,100,000
Offering Price $98.684
Spread 0.65%
Cost $1,085,524
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.36%
Syndicate Members Barclays Capital, BNY Mellon, JPMorgan, Merrill Lynch
Pierce Fenner & Smith, Wells Fargo, Deutsche bank, Morgan Stanley, RBS
Securities, SunTrust Robinson Humphrey, US Bancorp, Fifth Third Securities,
KeyBanc Capital, Mizuho Securities, RBC Capital, SMBC Nikko Capital Markets
Fund JPMorgan Inflation Managed Bond Fund
Trade Date 5/9/2011
Issuer ERAC USA Finance Company (ENTERP 4.50% August 16, 2021 144A)
Cusip 26884TAD
Bonds 315,000
Offering Price $99.536
Spread 0.65%
Cost $313,538
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.21%
Syndicate Members Bank of Tokyo-Mitsubishi UFJ, Bank America Merrill Lynch,
Barclays Capital, RBS Securities, Wells Fargo, Deutsche Bank, Goldman Sachs,
JPMorgan, RBC Capital
Fund JPMorgan Managed Income Fund
Trade Date 5/11/2011
Issuer Hyundai Auto Receivables Trust 2011-B A2 (HART 2011-B A2 0.59%
March 15, 2014)
Cusip 44890EAB
Bonds 2,900,000
Offering Price $99.995
Spread 0.19%
Cost $2,899,864
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 6.03%
Syndicate Members BankAmerica Merrill Lynch, HSBC Securities, Citigroup
Global Markets, JPMorgan
Fund JPMorgan Inflation Managed Bond Fund
Trade Date 5/11/2011
Issuer Hyundai Auto Receivables Trust 2011-B A4 (HART 2011-B A4 1.65%
February 15, 2017)
Cusip 44890EAD
Bonds 810,000
Offering Price $99.980
Spread 0.29%
Cost $809,837
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 9.02%
Syndicate Members BankAmerica Merrill Lynch, HSBC Securities, Citigroup
Global Markets, JPMorgan
Fund JPMorgan Tax-Aware Income Opportunities Fund
Trade Date 5/11/2011
Issuer Nebraska Power (5.000%, January 1, 2016)
Cusip 63968ASL
Bonds 325,000
Offering Price $114.009
Spread 0.43%
Cost $370,529
Dealer Executing Trade Wachovia Bank N.A.
% of Offering  purchased by firm 2.44%
Syndicate Members JPMorgan,Piper Jaffrey, Davidson, Goldman, RBC,
Ameritas,BMO, Edward Jones, US Bancorp, Morgan Stanley, Ramirez, Wells Fargo,
Barclays, Smith Hayes
Fund JPMorgan Credit Opportunities Fund
Trade Date 5/11/2011
Issuer Range Resources Corporation (RRC 5.75% June 1, 2021)
Cusip 75281AAM
Bonds 20,000
Offering Price $100.000
Spread 1.75%
Cost $20,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.68%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Wells Fargo, Barclays
Capital, BBVA Securities, BMO Capital, BNP Paribas, Bosc Inc, Capital One
Southcoast, Citigroup Global Markets, Comerica Securities, Credit Agricole
Corp, Credit Suisse, Deutsche bank, KeyBanc Capital, Mitsubishi UFJ
Securities, Natixis, RBC Capital Markets, Scotia Capital, Societe Generale,
SunTrust Robinson Humphrey, UBS Securities, US Bancorp
Fund JPMorgan Credit Opportunities Fund
Trade Date 5/12/2011
Issuer Navios Maritime Acquisition Corporation and Navios Acquistion
Finance (U.S.) Inc. (NNA 8.625% November 1, 2017 144A)
Cusip 63938MAC
Bonds 17,000
Offering Price $102.250
Spread 2.00%
Cost $17,383
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 17.66%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Canto Fitzgerald,
Credit Agricole, DVB Capital Markets, S Goldman Capital
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 5/12/2011
Issuer Navios Maritime Acquisition Corporation and Navios Acquistion
Finance (U.S.) Inc. (NNA 8.625% November 1, 2017 144A)
Cusip 63938MAC
Bonds 1,742,000
Offering Price $102.250
Spread 2.00%
Cost $1,781,195
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 17.66%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Canto Fitzgerald,
Credit Agricole, DVB Capital Markets, S Goldman Capital
Fund JPMorgan Inflation Managed Bond Fund
Trade Date 5/16/2011
Issuer Burlington North Santa Fe, LLC (BRK 4.10% June 1, 2021)
Cusip 12189LAD
Bonds 2,000,000
Offering Price $99.567
Spread 0.65%
Cost $1,991,340
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.00%
Syndicate Members Citigroup Global Markets, JPMorgan, Wells Fargo Securities
Fund JPMorgan Inflation Managed Bond Fund
Trade Date 5/16/2011
Issuer Great Plains Energy Inc. (GXP 4.85% June 1, 2021)
Cusip 391164AE
Bonds 263,000
Offering Price $99.904
Spread 0.65%
Cost $262,748
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.72%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Mitsubishi UFJ
Securities, US Bancorp, Valdes & Moreno
Fund JPMorgan Inflation Managed Bond Fund
Trade Date 5/16/2011
Issuer Texas Instruments Inc (TXN 2.375% May 16,2016)
Cusip 882508AR
Bonds 837,000
Offering Price $99.893
Spread 0.35%
Cost $836,104
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.00%
Syndicate Members Citigroup Global Markets, JPMorgan, Merrill Lynch Pierce
Fenner & Smith, Morgan Stanley, Barclays Capital BNP Paribas, Mitsubishi UFJ
Securities, Mizuho Securities, Williams Capital
Fund JPMorgan Managed Income Fund
Trade Date 5/16/2011
Issuer Texas Instruments Inc (TXN FRN May 15, 2013)
Cusip 882508AS
Bonds 4,300,000
Offering Price $100.000
Spread 0.15%
Cost $4,300,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 5.62%
Syndicate Members Citigroup Global Markets, JPMorgan, Merrill Lynch Pierce
Fenner & Smith, Morgan Stanley, Barclays Capital BNP Paribas, Mitsubishi UFJ
Securities, Mizuho Securities, Williams Capital
Fund JPMorgan Credit Opportunities Fund
Trade Date 5/17/2011
Issuer RR Donnelley & Sons Company (RRD 7.25% May 15, 2018)
Cusip 257867AX
Bonds 20,000
Offering Price $100.000
Spread 1.50%
Cost $20,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.71%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets,
JPMorgan, Fifth Third Securities, Mitsubishi UFJ Securities, PNC Capital
Markets, Scotia Capital, TD Securities, UBS Securities, US Bancorp
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 5/17/2011
Issuer RR Donnelley & Sons Company (RRD 7.25% May 15, 2018)
Cusip 257867AX
Bonds 895,000
Offering Price $100.000
Spread 1.50%
Cost $895,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.71%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets,
JPMorgan, Fifth Third Securities, Mitsubishi UFJ Securities, PNC Capital
Markets, Scotia Capital, TD Securities, UBS Securities, US Bancorp
Fund JPMorgan Credit Opportunities Fund
Trade Date 5/17/2011
Issuer Petrohawk Energy Corporation (HKUS 6.25% June 1, 2019 144A)
Cusip 716495AM
Bonds 35,000
Offering Price $100.000
Spread 1.75%
Cost $35,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 6.63%
Syndicate Members Wells fargo, Bank America Merrill Lynch, Barclays Capital,
BMO Capital Markets, BNP Paribas, Goldman Sachs, JPMorgan, RBC Capital
Markets, Capital One Southcoast, Credit Agricole, Credit Suisse, Deutsche
bank, Morgan Stanley, UBS Securites, Citigroup Global Markets, ING Capital,
KeyBanc Capital Markets,Mizuho Securites, Natixis Financial, Scotia Capital,
SMBC Securities, SunTrust Robinson Humphrey
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 5/17/2011
Issuer Petrohawk Energy Corporation (HKUS 6.25% June 1, 2019 144A)
Cusip 716495AM
Bonds 1,260,000
Offering Price $100.000
Spread 1.75%
Cost $1,260,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 6.63%
Syndicate Members Wells fargo, Bank America Merrill Lynch, Barclays Capital,
BMO Capital Markets, BNP Paribas, Goldman Sachs, JPMorgan, RBC Capital
Markets, Capital One Southcoast, Credit Agricole, Credit Suisse, Deutsche
bank, Morgan Stanley, UBS Securites, Citigroup Global Markets, ING Capital,
KeyBanc Capital Markets,Mizuho Securites, Natixis Financial, Scotia Capital,
SMBC Securities, SunTrust Robinson Humphrey
Fund JPMorgan Inflation Managed Bond Fund
Trade Date 5/17/2011
Issuer Rio Tinto Finance (USA) Limited (RIOLN 4.125% May 20, 2021)
Cusip 767201AN
Bonds 800,000
Offering Price $99.935
Spread 0.45%
Cost $799,480
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 0.19%
Syndicate Members Duetsche Bank, JPMorgan, Morgan Stanley, RBC Capital
Markets, RBS Securities, Societe Generale, Banco Bilbao Vizcaya Argentaria,
BNP Paribas, Mitsubishi UFJ Securities, Mizuho Securities, Natixis
Securities, Santander Investment Securities
Fund JPMorgan Credit Opportunities Fund
Trade Date 5/18/2011
Issuer Concho Resources Inc (CXO 6.50% Juanuary 15, 2022)
Cusip 20605PAC
Bonds 30,000
Offering Price $100.000
Spread 2.00%
Cost $30,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.84%
Syndicate Members JPMorgan, Bank America Merrill Lynch, Wells Fargo, Barclays
Capital, BNP Paribas, Credit Agricole, ING Financial, Lloyds Securities,
Mitsubishi UFJ Securities, US Bancorp, Banco Bilbao Vizcaya Argentaria, BMO
Capital, Capital One Southcoast, CIBC World Markets, Howard Weil, Keybanc
Capital markets, Natixis Securities, RBS Securities, Scotia Capital, SMBC
Nikko Capital Markets, SunTrust Robinson Humphrey
Fund JPMorgan Managed Income Fund
Trade Date 5/18/2011
Issuer Honda Auto Receivables 2011-2 Owner Trust A2 (HAROT 2011-12 A2
0.57% July 18, 2013)
Cusip 43814AAB
Bonds 1,500,000
Offering Price $99.992
Spread 0.24%
Cost $1,499,877
Dealer Executing Trade RBS Securities Inc
% of Offering  purchased by firm 2.63%
Syndicate Members Deutsche Bank, Royal Bank of Scotland, BNP Paribas,
Barclays Capital
Fund JPMorgan Managed Income Fund
Trade Date 5/19/2011
Issuer BlackRock, Inc. (BLK FRN May 24, 2013)
Cusip 09247XAG
Bonds 3,250,000
Offering Price $100.000
Spread 0.20%
Cost $3,250,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.79%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup
Global Markets, Credit Suisse, Deutsche Bank, Goldman Sachs, HSBC Securities,
JPMorgan, Mizuho Securities, Morgan Stanley, RBS Securities, UBS Securities,
Wells Fargo Securities
Fund JPMorgan Tax Aware High Income Fund
Trade Date 5/19/2011
Issuer Chelan County, WA (5.500% , July 1, 2026)
Cusip 163103SY
Bonds 150,000
Offering Price $107.946
Spread 0.50%
Cost $161,919
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.93%
Syndicate Members JPMorgan, Barclays,BofA Merrill, Morgan Stanley
Fund JPMorgan Tax-Aware Income Opportunities Fund
Trade Date 5/19/2011
Issuer Chelan County, WA (5.500% , July 1, 2026)
Cusip 163103SY
Bonds 350,000
Offering Price $107.946
Spread 0.50%
Cost $377,811
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.93%
Syndicate Members JPMorgan, Barclays,BofA Merrill, Morgan Stanley
Fund JPMorgan Credit Opportunities Fund
Trade Date 5/19/2011
Issuer International Lease Finance Corporation (AIG 6.25% May 15, 2019)
Cusip 459745GH
Bonds 30,000
Offering Price $100.000
Spread 1.25%
Cost $30,000
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 2.68%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Deutsche
Bank, Goldman Sachs, JPMorgan, Macquarie Capital, Morgan Stanley, RBC
Capital, UBS Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 5/19/2011
Issuer International Lease Finance Corporation (AIG 6.25% May 15, 2019)
Cusip 459745GH
Bonds 590,000
Offering Price $100.000
Spread 1.25%
Cost $590,000
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 2.68%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Deutsche
Bank, Goldman Sachs, JPMorgan, Macquarie Capital, Morgan Stanley, RBC
Capital, UBS Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 5/19/2011
Issuer International Lease Finance Corporation (AIG 5.75% May 15, 2016)
Cusip 459745GJ
Bonds 830,000
Offering Price $100.000
Spread 1.00%
Cost $830,000
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 0.50%
Syndicate Members Barclays Capital, Bank America Merrill Lynch, Barclays
Capital, Deutsche Bank, Goldman Sachs, JPMorgan, Macquarie Capital, Morgan
Stanley, RBC Capital, UBS Securities
Fund JPMorgan Credit Opportunities Fund
Trade Date 5/20/2011
Issuer JBS USA, LLC and JBS USA Finance, Inc. (JBSSBZ 7.25% June 1, 2021
144A)
Cusip 466112AF
Bonds 95,000
Offering Price $98.260
Spread 1.25%
Cost $93,347
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 9.36%
Syndicate Members Banco do Brasil SA, Bank America Merrill Lynch, Barclays
Capital, JPMorgan, Morgan Stanley, BMO Capital, Credit Suisse, Rabo
Securities, Wells Fargo
Fund JPMorgan Credit Opportunities Fund
Trade Date 5/23/2011
Issuer Regency Energy Partners LP and Regency Energy Finance Corp (RGNC
6.50% July 15, 2021)
Cusip 75886AAF
Bonds 40,000
Offering Price $100.000
Spread 1.75%
Cost $40,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 7.39%
Syndicate Members Bank America Merrill Lynch, Credit Suisse, JPMorgan, Morgan
Stanley, RBS Securities, Wells fargo, Deutsche Bank, SunTrust Robinson
Humphrey, Comerica Securities, Natixis Securities, Scotia Capital, US Bancorp
Fund JPMorgan Inflation Managed Bond Fund
Trade Date 5/24/2011
Issuer Aon Corporation (AON 3.125% May 27, 2016)
Cusip 037389AY
Bonds 621,000
Offering Price $99.959
Spread 0.50%
Cost $620,745
Dealer Executing Trade Morgan Keegan & Company
% of Offering  purchased by firm 1.32%
Syndicate Members Merrill Lynch Pierce Fenner & Smith, Morgan Stanley Goldman
Sachs, Aon Benfield, Citigroup Global Markets, Credit Suisse, Deutsche Bank,
JPMorgan, RBS Securities
Fund JPMorgan Multi-Sector Income Fund
Trade Date 5/24/2011
Issuer Barrick North America Finance LLC (ABX 5.70% May 30, 2041 144A)
Cusip 06849RAE
Bonds 815,000
Offering Price $99.544
Spread 0.88%
Cost $811,284
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.28%
Syndicate Members Citigroup Global Markets, JPMorgan, Morgan Stanley, RBC
Capital, CIBC World Markets, HSBC Securities, Scotia Capital, Barclays
Capital, BMO Capital Markets, BNP Paribas, Mitsubishi UFJ Securities, Societe
Generale, TD Securities, UBS Securities
Fund JPMorgan Multi-Sector Income Fund
Trade Date 5/24/2011
Issuer Caterpillar Inc (CAT 5.20% May 27, 2041)
Cusip 149123BS
Bonds 995,000
Offering Price $99.789
Spread 0.88%
Cost $992,901
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 1.28%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan,
Merrill Lynch Pierce Fenner & Smith, RBS Securities, SG Americas, ANZ
Securities, Banco Bilbao Vizcaya Argentaria, Bank of New York, BNP Paribas,
BNY Mellon Capital Markets, Commerz Markets, Goldman Sachs, HSBC Securities,
ICBC Securities, ING International Securities, Keybanc Capital, Lloyds
Securities, Loop Capital, Mitsubishi UFJ Securities, Norther Trust Company,
RBC Capital, Standard Chartered Bank, TD Securities, US Bancorp, Williams
Capital
Fund JPMorgan Inflation Managed Bond Fund
Trade Date 5/24/2011
Issuer Caterpillar Inc (CAT 3.90% May 27, 2021)
Cusip 149123BV
Bonds 900,000
Offering Price $99.533
Spread 0.45%
Cost $895,797
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.08%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup
Global Markets, JPMorgan, RBS Securities, Societe Generale, ANZ Securities,
BBVA Securities, BNP Paribas, BNY Mellon Capital Markets, Comerica
Securities, Goldman Sachs, HSBC Securities, ICBC Securities, ING
International Securities, Keybanc Capital, Lloyds Securities, Mitsubishi UFJ
Securities, Northern Trust Company, RBC Capital, Standard Chartered Bank, TD
Securities, US Bancorp,
Fund JPMorgan Managed Income Fund
Trade Date 5/24/2011
Issuer Caterpillar Inc (CAT FRN May 21, 2013)
Cusip 149123BW
Bonds 4,890,000
Offering Price $100.000
Spread 0.15%
Cost $4,890,000
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 5.33%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup
Global Markets, JPMorgan, RBS Securities, SG Americas, ANZ Securities, Banco
Bilbao Vizcaya Argentaria, BNP Paribas, BNY Mellon Capital Markets, Commerz
Markets, Goldman Sachs, HSBC Securities, ING International Securities,
Keybanc Capital, Lloyds Securities, Loop Capital, Mitsubishi UFJ Securities,
RBC Capital, Standard Chartered Bank, TD Securities, US Bancorp, Williams
Capital
Fund JPMorgan Managed Income Fund
Trade Date 5/25/2011
Issuer Hewlett-Packard Company (HPQ FRN May 24, 2013)
Cusip 428236BG
Bonds 3,000,000
Offering Price $100.000
Spread 0.15%
Cost $3,000,000
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 1.94%
Syndicate Members Deutsche Bank, JPMorgan, RBS Securities, Barclays Capital,
BNP Paribas, Citigroup Global Markets, Credit Suisse, HSBC Securities,
Merrill Lynch Pierce Fenner & Smith, Mitsubishi UFJ Securities, Morgan
Stanley, Wells Fargo
Fund JPMorgan Emerging Markets Debt
Trade Date 5/26/2011
Issuer OGX Petroleo E Gas Participacoes SA (OGXPBZ 8.50% June 1, 2018
144A)
Cusip 670849AA
Bonds 2,520,000
Offering Price $100.000
Spread 1.55%
Cost $2,520,000
Dealer Executing Trade HSBC Securities
% of Offering  purchased by firm 0.10%
Syndicate Members Credit Suisse, HSBC Securities, Itau Unibanc Holdings,
JPMorgan, Barclays Capital, Nomura Securities
Fund JPMorgan Multi-Sector Income Fund
Trade Date 5/31/2011
Issuer Camden Property Trust (CPT 4.625% June 15, 2021)
Cusip 133131AR
Bonds 920,000
Offering Price $99.404
Spread 0.65%
Cost $914,517
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.42%
Syndicate Members Credit Suisse Deutsche bank, JPMorgan, Merrill Lynch Pierce
Fenner & Smith, Morgan Stanley, Wells Fargo, Comerica Securities, Morgan
Keegan, PNC Capital, Scotia Capital, SunTrust Robinson Humphrey, US Bancorp
Fund JPMorgan Credit Opportunities Fund
Trade Date 6/1/2011
Issuer AES Corporation (AES 7.375% July 1, 2021 144A)
Cusip 00130HBR
Bonds 100,000
Offering Price $100.000
Spread 2.00%
Cost $100,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.13%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Morgan Stanley,
Barclays Capital, BNP Paribas, Credit Agricole Securities, Mitsubishi UFJ
Securities, Scotia Capital
Fund JPMorgan Multi-Sector Income Fund
Trade Date 6/2/2011
Issuer Coventry Health Care Inc. (CVH 5.45% June 15, 2021)
Cusip 222862AJ
Bonds 640,000
Offering Price $99.800
Spread 0.65%
Cost $638,720
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.25%
Syndicate Members Citigroup Global Markets, JPMorgan, Merrill Lynch Pierce
Fenner Smith, Barclays Capital, Goldman Sachs, UBS Securities, US Bancorp,
Wells Fargo
Fund JPMorgan Credit Opportunities Fund
Trade Date 6/8/2011
Issuer Teleflex Inc. (TFX 6.875% June 1, 2019)
Cusip 879369AB
Bonds 150,000
Offering Price $100.000
Spread 1.25%
Cost $150,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.46%
Syndicate Members Goldman Sachs, JPMorgan, BankAmerica Merrill Lynch
Fund JPMorgan Inflation Managed Bond Fund
Trade Date 6/9/2011
Issuer CenturyLink, Inc. (CTL 6.45% June 15, 2021)
Cusip 156700AR
Bonds 1,200,000
Offering Price $99.659
Spread 0.80%
Cost $1,195,908
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.22%
Syndicate Members Bank America Merrill Lynch, Barclys Capital, JPMorgan,
Wells Fargo
Fund JPMorgan Inflation Managed Bond Fund
Trade Date 6/13/2011
Issuer Discovery Communications (DISCA 4.375% June 15, 2021)
Cusip 25470DAE
Bonds 422,000
Offering Price $99.377
Spread 0.65%
Cost $419,371
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.67%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets,
Credit Suisse Securities, JPMorgan, RBS Securities, BNP Paribas, Credit
Agricole Securities, Goldman Sachs, Morgan Stanley, RBC Capital Markets,
Scotia Capital, SunTrust Robinson Humphrey, Wells Fargo
Fund JPMorgan Managed Income Fund
Trade Date 6/13/2011
Issuer Eaton Corporation (ETN FRN June 16, 2014)
Cusip 278058DJ
Bonds 1,700,000
Offering Price $100.000
Spread 0.40%
Cost $1,700,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 3.80%
Syndicate Members Barclays Capital. Morgan Stanley, UBS Securities, BNP
Paribas, BNY Mellon, Citigroup Global Markets, Credit Suisse, Deutsche Bank,
Goldman Sachs, JPMorgan, KeyBanc Capital Markets, BankAmerica Merrill Lynch,
Svenska Handelsbanken
Fund JPMorgan Inflation Managed Bond Fund
Trade Date 6/14/2011
Issuer Fuel Trust Series 2011-2 (F 3.984% June 15, 2016 144A)
Cusip 30277MAB
Bonds 757,000
Offering Price $100.000
Spread 0.90%
Cost $757,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.06%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, JPMorgan, RBS
Securities
Fund JPMorgan Tax-Aware Income Opportunities Fund
Trade Date 6/15/2011
Issuer Indiana Housing (4.500%, June 1, 2028
Cusip 45506ACL
Bonds 500,000
Offering Price $107.930
Spread 0.50%
Cost $539,650
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.17%
Syndicate Members RBC, PNC, BofA Merrill, Edward Jones, JPMorgan, City
Securities
Fund JPMorgan Managed Income Fund
Trade Date 6/15/2011
Issuer Porsche Financial Auto Securitization Trust 2011-1 A2 (PFAST
2011-1 A2 0.56% December 16, 2013 144A)
Cusip 73328UAB
Bonds 1,800,000
Offering Price $99.995
Spread 0.20%
Cost $1,799,909
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 15.97%
Syndicate Members Barclays Capital, JPMorgan, Royal Bank of Scotland, Societe
Generale
Fund JPMorgan Managed Income Fund
Trade Date 6/16/2011
Issuer Federal Home Loan Bank (FHLB 0.50% December 28, 2012)
Cusip 313374FE
Bonds 4,100,000
Offering Price $100.000
Spread 0.02%
Cost $4,100,000
Dealer Executing Trade BNP Paribas Securities
% of Offering  purchased by firm 5.78%
Syndicate Members BNP Paribas, Deutshe Bank, JPMorgan, Morgan Stanley
Fund JPMorgan Intermediate Tax Free Fund
Trade Date 6/16/2011
Issuer New York City Water (5.000%, June 15, 2032)
Cusip 64972F4H
Bonds 10,000,000
Offering Price $104.555
Spread 0.50%
Cost $10,455,500
Dealer Executing Trade Morgan Keegan & Company
% of Offering  purchased by firm 2.26%
Syndicate Members Barclays, MR Beal, BofA Merrill, Goldman, Morgan Stanley,
Rice, BB&T, Piper Jaffray, Morgan Keegan, Citi, JPMorgan, Raymond James,
Roosevelt Cross, Wells Fargo, Lebenthal, Stifel Nicolaus, Jeffries, Ramirez,
Fidelity, Loop Capital, RBC, Siebert Brandford, Oppenheimer, Stone &
Youngberg
Fund JPMorgan Tax-Aware Income Opportunities Fund
Trade Date 6/16/2011
Issuer New York City Water (5.000%, June 15, 2032)
Cusip 64972F4H
Bonds 1,000,000
Offering Price $104.555
Spread 0.50%
Cost $1,045,550
Dealer Executing Trade Morgan Keegan & Company
% of Offering  purchased by firm 2.26%
Syndicate Members Barclays, MR Beal, BofA Merrill, Goldman, Morgan Stanley,
Rice, BB&T, Piper Jaffray, Morgan Keegan, Citi, JPMorgan, Raymond James,
Roosevelt Cross, Wells Fargo, Lebenthal, Stifel Nicolaus, Jeffries, Ramirez,
Fidelity, Loop Capital, RBC, Siebert Brandford, Oppenheimer, Stone &
Youngberg
Fund JPMorgan California Municipal Money Market Fund
Trade Date 6/17/2011
Issuer Los Angeles (2.500%, June 29, 2012)
Cusip 544657HK
Bonds 5,000,000
Offering Price $102.080
Spread 0.40%
Cost $5,104,000
Dealer Executing Trade Citigroup Global Markets Inc
% of Offering  purchased by firm 1.00%
Syndicate Members JPMorgan, Citi, Goldman, Backstrom, Loop, Piper jaffray,
Raymond James
Fund JPMorgan Tax-Aware Income Opportunities Fund
Trade Date 6/24/2011
Issuer Massachusetts Education (4.500%, July 1, 2019)
Cusip 57563RJT
Bonds 750,000
Offering Price $102.059
Spread 0.50%
Cost $765,443
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.73%
Syndicate Members Morgan Stanley, BofA Merrill, Fidelity, JPMorgan
Fund JPMorgan Inflation Managed Bond Fund
Trade Date 6/27/2011
Issuer Amgen Inc. (AMGN 4.10% June 15, 2021)
Cusip 031162BG
Bonds 1,350,000
Offering Price $99.742
Spread 0.45%
Cost $1,346,517
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.15%
Syndicate Members Barclays Capital, Merrill Lynch Pierce Fenner & Smith,
Morgan Stanley, Citigroup Global Markets, Credit Suisse, Deutsche Bank,
Goldman Sachs, JPMorgan, Mitsubishi UFJ Securities, RBS Securities, SMBC
Nikko Capital Markets, UBS Securities
Fund JPMorgan Tax-Aware Income Opportunities Fund
Trade Date 6/29/2011
Issuer Tobacco Settlement (4.000%, June 1, 2016)
Cusip 88880TMN
Bonds 500,000
Offering Price $105.767
Spread 0.38%
Cost $528,835
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 0.05%
Syndicate Members Barclays, MR Beal, BofA Merrill, Goldman, Morgan Stanley,
Morgan Keegan, Citi, JPMorgan, Roosevelt Cross, Wells Fargo, Jeffries,
Ramirez, RBC,  Siebert Brandford, Loop
Fund JPMorgan California Municipal Money Market Fund
Trade Date 6/30/2011
Issuer Los Angeles (2.500%, April 30, 2012)
Cusip 544351GY
Bonds 5,000,000
Offering Price $101.731
Spread 0.40%
Cost $5,086,550
Dealer Executing Trade Citigroup Global Markets Inc
% of Offering  purchased by firm 1.66%
Syndicate Members JPMorgan, Loop, Citi, De LaRosa
Fund JPMorgan Credit Opportunities Fund
Trade Date 7/6/2011
Issuer Equinix Inc. (EQIX 7.00% July 15, 2021)
Cusip 29444UAK
Bonds 40,000
Offering Price $100.000
Spread 1.75%
Cost $40,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.77%
Syndicate Members Citigroup Global Markets, JPMorgan, Barclays Capital,
Evercore Partners, ING Financial, Merrill Lynch Pierce Fenner & Smith, RBS
Securities
Fund JPMorgan Inflation Managed Bond Fund
Trade Date 7/7/2011
Issuer Toronto-Dominion Bank (TD 2.50% July 14, 2016)
Cusip 89114QAB
Bonds 1,041,000
Offering Price $99.627
Spread 0.35%
Cost $1,037,117
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.17%
Syndicate Members Citigroup Global Markets, Goldman Sachs, Morgan Stanley, TD
Securities, BMO Capital Markets, CIBC World markets, Credit Suisse,
Desjardins Securities, HSBC Securities, JPMorgan, LLoyds Securities, Merrill
Lynch Pierce Fenner & Smith, National Bank of Canada, RBC Capital Markets,
Scotia Capital, UBS Securities, Wells Fargo
Fund JPMorgan Managed Income Fund
Trade Date 7/7/2011
Issuer Toronto-Dominion Bank (TD FRN July 14, 2014)
Cusip 89114QAC
Bonds 900,000
Offering Price $100.000
Spread 0.25%
Cost $900,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.25%
Syndicate Members Citigroup Global Markets, Goldman Sachs, Morgan Stanley, TD
Securities, BMO Capital Markets, CIBC World markets, Credit Suisse,
Desjardins Securities, HSBC Securities, JPMorgan, LLoyds Securities, Merrill
Lynch Pierce Fenner & Smith, National Bank of Canada, RBC Capital Markets,
Scotia Capital, UBS Securities, Wells Fargo
Fund JPMorgan Emerging Markets Debt Fund
Trade Date 7/8/2011
Issuer Arcos Dorados Holdings Inc. (ARCO 10.25% July 13, 2016 144A)
Cusip 03965UAA
Bonds 800,000
Offering Price $100.000
Spread 0.50%
Cost $800,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.20%
Syndicate Members Banco Itau BBA, Bank America Merrill Lynch, JPMorgan
Fund JPMorgan Tax-Aware Income Opportunities Fund
Trade Date 7/14/2011
Issuer Metropolitan Transportation Authority (5.000%, 11/15/41)
Cusip 59259YHN
Bonds 1,000,000
Offering Price $98.000
Spread 0.50%
Cost $980,040
Dealer Executing Trade BofA Merrill
% of Offering  purchased by firm 0.62%
Syndicate Members BofA Merrill, Barclays, JPMorgan, Ramirez, BB&T, Fidelity,
Beal, Raymond James, Roosevelt & Cross, City, Jefferies, Siebert Brandford,
Duncan Williams, First Southwest, Morgan Keegan, RBC, Stifel Nicolaus, Loop,
Goldman, Morgan Stanley, Wells Fargo, Edward Jones, Jackson Securities, Piper
Jaffray, Rice Financial, TD Securities
Fund JPMorgan Tax-Aware Income Opportunities Fund
Trade Date 7/14/2011
Issuer Michigan Housing Authority (5.000%, 12/1/27)
Cusip 594659AQ
Bonds 500,000
Offering Price $108.360
Spread 0.63%
Cost $541,790
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 0.56%
Syndicate Members BofA Merrill, Barclays, JPMorgan, Morgan Stanley
Fund JPMorgan Emerging Markets Debt Fund
Trade Date 7/21/2011
Issuer Dominican Republic (DOMREP 7.50% May 6, 2021 144A)
Cusip 25714PAK
Bonds 860,000
Offering Price $103.545
Spread 0.25%
Cost $890,487
Dealer Executing Trade Barclays Bank Plc
% of Offering  purchased by firm 0.21%
Syndicate Members Barclays Capital, JPMorgan
Fund JPMorgan Credit Opportunities Fund
Trade Date 7/26/2011
Issuer HCA Inc. (HCA 6.50% February 15, 2020)
Cusip 404121AC
Bonds 50,000
Offering Price $100.000
Spread 1.13%
Cost $50,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.80%
Syndicate Members Barclays Capital, Citigroup Global Markets, Deutsche Bank,
JPMorgan, Merrill Lynch Pierce Fenner & Smith, Wells Fargo
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 7/26/2011
Issuer HCA Inc. (HCA 6.50% February 15, 2020)
Cusip 404121AC
Bonds 2,080,000
Offering Price $100.000
Spread 1.13%
Cost $2,080,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.80%
Syndicate Members Barclays Capital, Citigroup Global Markets, Deutsche Bank,
JPMorgan, Merrill Lynch Pierce Fenner & Smith, Wells Fargo
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 7/26/2011
Issuer HCA Inc. (HCA 7.50% February 15, 2022)
Cusip 404121AD
Bonds 2,105,000
Offering Price $100.000
Spread 1.13%
Cost $2,105,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.71%
Syndicate Members Barclays Capital, Citigroup Global Markets, Deutsche Bank,
JPMorgan, Merrill Lynch Pierce Fenner & Smith, Wells Fargo
Fund JPMorgan Credit Opportunities Fund
Trade Date 7/27/2011
Issuer Amerigas Partners, L.P. and AmeriGas Finance Corp. (APU 6.25%
August 20, 2019)
Cusip 030981AG
Bonds 90,000
Offering Price $100.000
Spread 1.60%
Cost $90,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 6.26%
Syndicate Members Citigroup GlobalMarkets, Credit Suisse, JPMorgan, Wells
Fargo, Morgan Stanley, PNC Capital Markets, RBS Securities
Fund JPMorgan Tax-Aware Income Opportunities Fund
Trade Date 7/29/2011
Issuer Louisiana Housing (2.85%, June 1, 2029)
Cusip 54627AHX
Bonds 725,000
Offering Price $100.000
Spread 0.75%
Cost $725,000
Dealer Executing Trade Baum
% of Offering  purchased by firm 1.37%
Syndicate Members Baum, Morgan Keegan, JPMorgan
Fund JPMorgan Managed Income Fund
Trade Date 8/10/2011
Issuer The Procter and Gamble Company (PG 0.70% August 15, 2014)
Cusip 742718DU
Bonds 1,900,000
Offering Price $99.589
Spread 0.25%
Cost $1,892,191
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.12%
Syndicate Members Deutsche Bank Securities, HSBC Securities, Morgan Stanley,
Barclays Capital, Citigroup Global Markets, Credit Suisse Securities, Goldman
Sachs & Co, JPMorgan, Merrill Lynch Pierce Fenner & Smith, Mitsubishi UFJ
Securities, RBS Securities, UBS Securities, Wells Fargo
Fund JPMorgan Inflation Managed Bond Fund
Trade Date 8/10/2011
Issuer The Procter and Gamble Company (PG 1.45% August 15, 2016)
Cusip 742718DV
Bonds 1,800,000
Offering Price $99.196
Spread 0.35%
Cost $1,785,528
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.58%
Syndicate Members Deutsche Bank Securities, HSBC Securities, Morgan Stanley,
Barclays Capital, Citigroup Global Markets, Credit Suisse Securities, Goldman
Sachs & Co, JPMorgan, Merrill Lynch Pierce Fenner & Smith, Mitsubishi UFJ
Securities, RBS Securities, UBS Securities, Wells Fargo
Fund JPMorgan Tax Aware High Income Fund
Trade Date 8/12/2011
Issuer Los Angeles Water and Power (5.250%, 7/1/39)
Cusip 544525PV
Bonds 250,000
Offering Price $107.650
Spread 0.40%
Cost $269,113
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.08%
Syndicate Members JPMorgan, Loop, Citigroup, Siebert Brandford, Wells Fargo,
RBC
Fund JPMorgan Inflation Managed Bond Fund
Trade Date 8/15/2011
Issuer Occidental Petroleum Corporation (OXY 1.75% February 15, 2017)
Cusip 674599CB
Bonds 139,000
Offering Price $99.046
Spread 0.35%
Cost $137,674
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.04%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan,
Merrill Lynch Pierce Fenner & Smith, Wells Fargo, Banca IMI, Banco Bilbao
Vizcaya Argentaria, BNP Paribas, BNY Mellon, Credit Suisse, Mitsubishi UFJ
Securities, Mizuho Securities, RBS Securities, Scotia Capital, SG Americas
Securities, Standard Chartered Bank, UBS Securities
Fund JPMorgan Multi-Sector Income Fund
Trade Date 8/15/2011
Issuer Occidental Petroleum Corporation (OXY 1.75% February 15, 2017)
Cusip 674599CB
Bonds 2,070,000
Offering Price $99.046
Spread 0.35%
Cost $2,050,252
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.04%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan,
Merrill Lynch Pierce Fenner & Smith, Wells Fargo, Banca IMI, Banco Bilbao
Vizcaya Argentaria, BNP Paribas, BNY Mellon, Credit Suisse, Mitsubishi UFJ
Securities, Mizuho Securities, RBS Securities, Scotia Capital, SG Americas
Securities, Standard Chartered Bank, UBS Securities
Fund JPMorgan Tax Aware High Income Fund
Trade Date 8/17/2011
Issuer Ohio Housing (4.5000%, 11/1/28)
Cusip 677377Y2
Bonds 200,000
Offering Price $108.450
Spread 0.63%
Cost $216,894
Dealer Executing Trade Barclays Capital
% of Offering  purchased by firm 0.11%
Syndicate Members Citigroup, BofA Merrill, Fifth Third, JPMorgan, Edward D.
Jones, PNC Capital, Barclays, Baum, Keybank, CastleOak
Fund JPMorgan Multi-Sector Income Fund
Trade Date 8/17/2011
Issuer V.F. Corporation (VFC 3.50% September 1, 2021)
Cusip 918204AV
Bonds 770,000
Offering Price $99.690
Spread 0.65%
Cost $767,613
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.87%
Syndicate Members JPMorgan, Bank America Merrill Lynch, Wells fargo, Barclays
Capital, BNP Paribas, Citigroup Global Markets, HSBC Securities, ING Finacial
Markets, Morgan Stanley, PNC Capital Markets, RBS Securities, Santander
Invesment Securities, US Bancorp Investments
Fund JPMorgan Intermediate Tax Free Fund
Trade Date 8/18/2011
Issuer Indiana Water Authority (5.250%, 10/1/31)
Cusip 45505MAT
Bonds 5,000,000
Offering Price $105.030
Spread 0.38%
Cost $5,251,650
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 0.50%
Syndicate Members Morgan Stanley, JPMorgan, City Securities
Fund JPMorgan Tax Aware High Income Fund
Trade Date 8/18/2011
Issuer Indiana Water Authority (5.250%, 10/1/31)
Cusip 45505MAT
Bonds 250,000
Offering Price $105.030
Spread 0.38%
Cost $262,583
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 0.03%
Syndicate Members Morgan Stanley, JPMorgan, City Securities
Fund JPMorgan Multi-Sector Income Fund
Trade Date 8/31/2011
Issuer America Movil, S.A.B. de C.V. (AMXLMM 2.375% September 8, 2016)
Cusip 02364WBC
Bonds 1,640,000
Offering Price $99.188
Spread 0.20%
Cost $1,626,683
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.34%
Syndicate Members JPMorgan, Bank America Merrill Lynch, Banca IMI, Banco
Bilbao Vizcaya Argentaria
Fund JPMorgan Multi-Sector Income Fund
Trade Date 6/23/2011
Issuer Prologis, Inc. (PLD) Secondary
Cusip 74340W10
Bonds 5,900
Offering Price $33.50
Spread $1.26
Cost $197,650
Dealer Executing Trade Citigroup Global Markets Inc
% of Offering  purchased by firm 5.06%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Citi, Deutsche Bank
Securities, Goldman, Sachs & Co., Morgan Stanley, ING, RBC Capital Markets,
RBS, SMBC Nikko, Credit Agricole CIB, Credit Suisse, HSBC, Scotia Capital,
BBVA, Mitsubishi UFJ Securities, PNC Capital Markets LLC, Piper Jaffray